NACCO Industries®

FY 2020 Investor Presentation

Leading Into The Future



Safe Harbor Statement and Disclosure

- This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).
- Refer to NACCO's reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation. Past performance may not be representative of future results.
- Information noted in the following slides was effective as of the date of these presentation was posted to the NACCO Industries website, March 31, 2021. Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of the Company's most recent earnings release and conference call (March 4, 2021).
- This presentation is not an offer to sell or a solicitation of offers to buy any of NACCO Industries, Inc.'s securities.



Company Overview



NACCO Industries®

Company Overview

NACCO *(NYSE: NC)*

- NACCO Industries,® through a portfolio of mining and natural resources businesses, operates three business segments:
  - Coal Mining
    - Operates surface coal mines under long-term contracts with power generation companies and an activated carbon producer pursuant to a service-based business model
  - North American Mining ("NAMining")
    - Provides value-added contract mining and other services for producers of aggregates, lithium and other minerals
  - Minerals Management
    - Acquires and promotes the development of oil, gas and coal mineral interests, generating income primarily from royalty-based lease payments from third parties
- Mitigation Resources of North America® (not a separate segment) provides stream and wetland mitigation solutions

NACCO Industries – At a Glance

FY 2020 Operating Profit (Loss) (1)


$25,436
$1,872
$3,493
$(17,353)
$13,448
Coal
NAMining
Minerals Mgmt.
Unallocated Items*
Cons.

FY 2020 Segment Adjusted EBITDA (2)


$40,731
$4,342
$12,078
$(17,230)
$39,921
Coal
NAMining
Minerals Mgmt.
Unallocated Items*
Cons.

*Includes Mitigation Resources

Key Metrics In thousands	FY 12/31/20 Consolidated
Operating Profit (1)	$13,448
Income before Income taxes (1)	$14,258
Net income	$14,793
Consolidated Adjusted EBITDA(2)	$40,885
Segment Adjusted EBITDA(2)	$39,921
Net Cash (Debt) at 12/31/2020(2)(3)	$41,985

(1) Consolidated 2020 Operating Profit and Income before Income taxes include pre-tax, long-lived asset impairment charges of $8.4 million. During 2020, $1.1 million was recorded in the Coal Mining segment and $7.3 million was recorded in the Minerals Management segment

(2) Consolidated Adjusted EBITDA, Segment Adjusted EBITDA and Net Cash (Debt) are non-GAAP measures and should not be considered in isolation or as substitutes for GAAP measures. See non-GAAP explanations and reconciliations to GAAP measures beginning on page 42.

(3) Net Cash (Debt) at December 31, 2020 is calculated as cash of $88.5 million less total debt of $46.5 million.

Key Strategic Initiative - Grow and Diversify

For more than 100 years, NACCO has repeatedly demonstrated its ability to adapt to change

- Diversification from coal into mining limestone, aggregates and lithium demonstrates ability to develop a diversified mining services business and provide value-added mining services for a wide range of customers
- NAMining has a large pipeline of potential projects, including
  - Larger-scale projects outside of Florida; and
  - Projects to provide mining services for a broad range of minerals that extend beyond limestone

North American Mining

Grow and Diversify

We are pursuing growth and diversification to build a strong portfolio of affiliated businesses

CATAPULT MINERAL PARTNERS

MITIGATION RESOURCES OF NORTH AMERICA

- Minerals Management acquired $14.2 million of mineral and royalty interests in the Permian Basin in Texas in 2020
  - Represents the first step in a disciplined acquisition plan to:
    - Expand geographic footprint of mineral and royalty interests
    - Diversify into a more balanced mix of oil and gas assets across a range of development stages
- Mitigation Resources expanded operations across the southeastern United States during 2020
  - Built on decades of experience performing environmental work at our mining operations

Key Strategic Initiative - Protect the Core

We remain engaged in activities that support our coal customers

- Focused on driving down coal production costs and maximizing efficiencies and operating capacity
  - Helps customers with management fee contracts improve their competitiveness
  - Benefits customers and NACCO as coal cost is a significant driver in power plant dispatch
  - Increased power plant dispatch results in increased demand for coal by our customers
- Open to growth opportunities that focus on assuming operations of existing mines
  - Similar to the assumption of mine operations at the Navajo Mine in New Mexico in 2017

Corporate Responsibility

- Good corporate governance and long-term success are inextricably linked
- A clear, reasoned approach to corporate governance allows management to focus on running the Company, and doing what is right, with a long-term perspective
- Believe that short-term perspectives fall short when thinking about transformational business strategies that can take years to develop and implement
- Established an employee-led ESG Advisory Group in 2020
  - Responsible for providing input on corporate social and environmental responsibility initiatives



Coal Mining

Leading Into The Future

NACCO Industries®

Coal Mining – Operations


The Coteau Properties Company
The Falkirk Mining Company
Coyote Creek Mining Company
Bisti Fuels Company
Mississippi Lignite Mining Company
The Sabine Mining Company
Caddo Creek Resources Company
NorthAmerican Coal
Corporate Office
Demery Resources Company
Surface Coal Mining Operations

The Coal Mining segment provides integrated solutions for power generation companies



Land Acquisition
Reserve Acquisition
Permitting
Mine Planning



Mining



Load & Haul
Coal Handling



Reclamation
Bond Release

Customer Operations



Power Plant Operation
& Maintenance
Electricity Sales
Regulatory Matters

Coal Mining

- Over 100 years of coal mining experience
- Our coal mines deliver coal produced to adjacent or nearby power plants, a synfuels plant and an activated carbon facility
- Each mine is the exclusive supplier to its customer's facility
- As of December 31, 2020, we operated seven surface coal mines
  - Delivered 31.0 million tons of coal in 2020
- 2020 Events
  - Falkirk and Sabine Mines' customers announced plans to retire the power plants supplied by these mines in 2022 and 2023, respectively
    - Falkirk's customer is seeking a buyer
  - The contract mining agreement between Camino Real Fuels and its customer was terminated
  - Caddo Creek's customer ceased operation of the Marshall Mine
    - Caddo Creek entered into a contract to perform the required mine reclamation



Unique Business Model

- All, but one, active coal mining locations operate pursuant to "management fee" contracts
  - Contract structure aligns our goals with customer objectives
- Under "management fee" contracts, we are responsible for all mine operations
  - Receive management fee per ton or MMBtu of coal delivered
- "Management fee" customers are responsible for funding all operating costs and capital to build and operate the mines
  - Contract structure provides steady income and cash-flow with minimal capital investment
  - Eliminates exposure to coal market price fluctuations
  - Eliminates exposure to final mine reclamation cost





Mississippi Lignite Mining Company (MLMC)

- Delivers coal to the adjacent Red Hills power plant under a contract that runs through 2032
  - The Red Hills Power Plant supplies electricity to TVA under a long-term power purchase agreement.
  - MLMC provides 100% of the coal for the Red Hills power plant
- Only coal contract in which the Company is responsible for all operating costs, capital requirements and final mine reclamation
  - Elevated capital spending from 2019 though 2021 relates to the development of a new mine area
    - Will result in higher depreciation expense that will unfavorably affect operating profit in future periods
  - Capital expenditures for MLMC are expected to return to lower levels beginning in 2022 and continue through 2032
- Contractually agreed-upon coal sales price adjusts monthly primarily based on changes in the level of established indices, which reflect general U.S. inflation rates, including cost components such as labor and diesel fuel
  - Coal sales price is not subject to spot coal market fluctuations
  - Profitability is affected by three key factors: customer demand for coal, changes in the indices that determine coal sales price and actual costs incurred



Protect the Core in a Challenging Environment

- Low natural gas prices and growth in renewable energy sources, such as wind and solar, are likely to continue to unfavorably affect the amount of electricity dispatched from coal-fired power plants. Despite this:
    - We continue to believe that coal represents a reliable source of power
    - Our continued focus to drive down production costs and maximize efficiency and operating capacity at each mine helps customers be competitive
        - Benefits customers and the Company as fuel cost is a major driver for power plant dispatch
        - Power plant dispatch drives demand for coal
- Our contracts have no direct exposure to coal market price


CEMEX
Leading Into The Future

North American Mining

NACCO Industries®

NAMining can provide Integrated Solutions for aggregates companies



Land Acquisition

Reserve Acquisition

Permitting

Blasting

Overburden Removal



Dragline Operation & Maintenance



Rope Shovels

Excavators

Trucks

Conveyors

Dozers

Graders

We have core competencies to expand scope of mining activities

Customer Operations



Crushing

Sizing

Marketing

Sales

NAMining – Current Operating Locations


NORTH AMERICAN MINING
North American Mining Operations

45.9 million tons of limestone delivered in 2020 compared with 27.2 million tons of limestone delivered in 2015

32 draglines and an electric rope shovel operated at the end of 2020 compared with 10 draglines at the end of 2015

10 customers at the end of 2020 compared with 2 customers at the end of 2015

20 quarries at the end of 2020 compared with 7 quarries at the end of 2015

1 new lithium mining project in development in Nevada

NAMining Growth

- Well positioned for growth
  - The COVID-19 pandemic slowed business development initiatives in 2020, but outlook for growth in 2021, including growth outside Florida, is strong
- Focused on:
  - Pursuit of growth opportunities in dragline operations, as well as more comprehensive mining services including operation of a broader range of specialized mining equipment
  - Providing mining services for a broad range of materials
  - Long-term customer relationships
- Goals:
  - Become a leading provider of contract mining services
  - Grow to be a substantial contributor to operating profit
  - Deliver after-tax returns on invested capital in the mid-teens



NAMining – Sawtooth/Thacker Pass Project (in development)


Sawtooth Mining Company

- NAMining's subsidiary, Sawtooth Mining, will serve as exclusive contract miner for the Thacker Pass lithium project under a "management fee" mining agreement
  - Located in northern Nevada
  - 20 year contract term
  - The Thacker Pass Project is 100% owned by Lithium Nevada Corp.
    - Plans to develop a lithium production facility near what is believed to be the largest known lithium deposit in the United States
    - Lithium Nevada Corp. owned by Lithium Americas (NYSE: LAC)
- Sawtooth Mining will provide comprehensive mining services
  - Will be reimbursed for its operating and mine reclamation costs
  - Will receive a management fee per metric ton of lithium delivered
- In January 2021, the Thacker Pass Project received a Record of Decision from the U.S. Bureau of Land Management
  - Additional permitting decisions are expected later in 2021, and production is expected to begin in the second half of 2022

Minerals Management



ASCENT
Leading Into The Future

NACCO Industries®

Minerals Management


CATAPULT
Catapult Mineral Partners' Mineral Interests

Focused on a strategic initiative to Grow and Diversify

Location of Significant Reserves					
	OH	PA	ND	TX	LA
Gas	✓	✓		✓	✓
Oil	✓			✓	✓
Coal	✓	✓	✓		

- Derives income primarily by leasing its royalty and mineral interests to third-party exploration and production companies, and to a lesser extent other mining companies, granting them the rights to produce and sell gas, oil, and coal in exchange for royalty payments
- During 2020, acquired $14.2 million of mineral interests in the Permian Basin in Texas
- Total oil and gas interests at 12/31/2020 include approximately 109.2 thousand gross acres and 58.1 thousand net royalty acres
- Goals:
  - Construct a diversified portfolio that deliver near-term cash flow yields and long-term projected growth
  - Deliver after-tax returns on invested capital in the low-to-mid teens

Minerals Management



- We own royalty interests, mineral interests, nonparticipating royalty interests, and overriding royalty interests
- Segment will benefit from the continued development of its mineral properties without the need for investment of additional capital once mineral and royalty interests have been acquired
  - Current oil and gas investments do not require us to bear the cost of exploration, production or development
    - Business model can deliver higher average operating margins over the life of a reserve than traditional oil and gas companies that bear the cost of exploration, production and/or development

Minerals Management

- Efforts to grow and diversify include acquiring additional oil and gas interests or similar investments in the oil and gas industry
    - Established Catapult Mineral Partners, with small but experienced staff, to lead acquisition efforts and manage legacy oil and gas interests
    - Acquisition criteria includes building a blended portfolio of mineral and royalty interests
        - With new wells anticipated to come online within one to two years of investment,
        - In areas with forecasted future development within five years after acquisition, or
        - With existing producing wells further along the decline curve that will generate stable cash flow
    - Acquisitions should extend geographic footprint to diversify across multiple basins
        - Preliminary focus on the more oil-rich Permian and Williston basins
        - Secondary focus on other diversifying basins to increase regional exposure
- Current acquisition strategy does not contemplate any near-term working interest investments in which the Company would act as an operator

Mitigation Resources of North America®


Leading Into The Future

NACCO Industries®

Mitigation Resources of North America Bank Locations


MITIGATION RESOURCES
OF NORTH AMERICA
Headquarters

Leverage Core Competencies to Grow and Diversify

- Mitigation Resources
  - Offers opportunity for growth and diversification built upon our decades of experience providing high-quality environmental work at our mining operations
    - Goal is to grow into one of the ten largest U.S. providers of mitigation solutions, largely focused on streams and wetlands, initially in the southeast United States
    - Business still in development, but expected to provide solid rates of return as it matures
  - Obtains sites with impaired streams, wetlands, or species habitats and restores, enhances and preserves them, creating mitigation credits that can be sold to offset disturbances of nearby streams, wetlands and/or habitats
  - Provides services to those engaged in permittee-responsible stream and wetland mitigation



Mitigation Resources offers opportunity for growth in an area where we have substantial knowledge and skills


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Leading Into The Future

Corporate Responsibility

NACCO Industries®

Corporate Responsibility

- NACCO has long believed that good corporate governance is key to enhancing long-term value for our shareholders – underlying areas of focus are:

Corporate Governance

Safety | People | Environmental Stewardship | Community | + | COVID-19 Response

COVID-19 Response added in 2020 - mobilized a cross-functional task force focused on understanding and communicating critical safety and operating issues related to the pandemic

Corporate Responsibility - Safety

- Continuous emphasis on the importance of safety at all operations
- We have earned more than 100 safety awards at the state and national levels
- During 2020:
  - Demery Resources celebrated eight years without a lost-time accident
  - Bisti Fuels celebrated three years without a lost-time accident
  - Demery Resources, Bisti Fuels, Coyote Creek and Caddo Creek all completed the year with no lost-time accidents

Corporate Responsibility - People

- Our people are our greatest asset
- We provide competitive compensation and benefits, as well as training and educational assistance programs, to attract and retain the best people
- We believe in open communication at all levels of the company and insist that everyone be treated with dignity and respect
- We enjoy a high level of employee engagement and a strong employee retention rate
- Training programs ensure bench strength for growth, diversification and succession

Corporate Responsibility - Environmental Stewardship

- We aim to leave the land better than we found it
- Natural resource reclamation process includes planting and maintaining thousands of trees, acres of native grasses and other flora
  - Planted over 8.8 million trees since 1978 as part of reclamation activities
- 2020 Environmental Awards:
  - Bisti Fuels mine received the Excellence in Surface Coal Mining Reclamation Award from the U.S. Department of the Interior's Office of Surface Mining Reclamation and Enforcement and the National Mineral Education Award from the Interstate Mining Compact Commission in 2020.
  - The North Dakota Public Service Commission awarded the Excellence in Surface Coal Mining and Reclamation Award to The Coteau Properties Company for protecting and preserving a cultural site important to local Native American history
  - The National Association of State Land Reclamationists awarded its 2020 Mined Land Reclamation Award to Demery Resources in recognition for the exemplary concurrent reclamation work at the Five Forks Mine

Environmental Stewardship

We have received over 90 federal and state awards for successful and innovative reclamation projects over the last 30 years

- Environmental Protection Agency Environmental Excellence Award
- The Department of Interior Office of Surface Mining Best of the Best Award
- The Department of Interior Office of Surface Mining Director's Award
- The Department of Interior Office of Surface Mining Good Neighbor Award
- The Department of Interior Office of Surface Mining Excellence in Surface Coal Mining and Reclamation Award
- The Texas Parks & Wildlife Department Lone Star Steward Award
- National Association of State Land Reclamationists, Mined Land Reclamation Award
- The Interstate Mining Compact Commission's National Reclamation Award
- The North Dakota Public Service Commission Excellence in Surface Coal Mining & Reclamation Award



Managing and enhancing land is one of the great benefits we offer customers

From permit management to agency or tribal coordination, we are experts in environmental stewardship and compliance

Corporate Responsibility - Community

- Actively engaged in the local communities where our employees live and work
- Support employee volunteer activities
  - Long-standing support of literacy programs
  - Provide support to various educational, community and arts organizations
- We also provide a company-wide matching gift program
  - We match up to $5,000 per employee to provide support to organizations important to our employees


P&H
Leading Into The Future

Summary

NACCO Industries

Coal Mining



Protect existing customer contracts through operating efficiencies

North American Mining



Focus on growth to become a leading diversified mining services business and provide value-added mining services for a wide range of customers

Minerals Management



Acquire interests in high-quality oil and gas resources at advantageous prices

Mitigation Resources



Grow Mitigation Resources into one of the ten largest providers of mitigation solutions focused on streams and wetlands

Conservative Balance Sheet



Priorities for capital remain unchanged: fund required cap ex and invest in initiatives to drive future growth

Why Invest in NACCO?

100+ years of success in mining provides the foundation for growth

Two Key Strategies – *Protect the Core* and *Grow and Diversify* provide the right balance as we chart our future

Strong balance sheet provides capacity for growth



Focus on growing Minerals Management by acquiring high-quality oil and gas interests at advantageous prices

Safety is our #1 priority



Objective to grow North American Mining into a leading provider of contract mining services for customers that produce a wide variety of minerals and materials



We work to drive down coal production costs and maximize efficiencies to help our coal customers stay competitive


SENTINELS
of Safety
Awards
received in
2017 and
2019

Five mine sites completed 2020 with no lost-time accidents



Our culture is built on Safety, Integrity and Quality – we believe in doing the right thing every time

Capacity for Growth

2020

- $88.5 million of cash at December 31, 2020
- Unsecured $150 million revolving line of credit
  - $117 million available and unused at December 31, 2020
- BB(high) with a stable trend credit rating from DBRS Morningstar at December 31, 2020

2021+

- Priorities for cash:
  - Invest in initiatives to drive future growth
  - Fund capital expenditures for existing businesses
  - Continue to return cash to stockholders through dividends and as appropriate, share repurchases
- Maintain a conservative leverage ratio: high leverage introduces risks that are not consistent with NACCO's long-term strategy


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Leading Into The Future

Financial Results and Non-GAAP Reconciliation

NACCO Industries®

Historical Operating Results

Tons of Coal Delivered



(in millions)
50.0
40.0
30.0
20.0
10.0
0.0
38.5
34.6
31.0
2018
2019
2020

Tons of Limestone Delivered



(in millions)
46.5
46.0
45.5
45.0
44.5
44.0
46.0
44.7
45.9
2018
2019
2020

Consolidated Adjusted EBITDA[1]



(in millions)
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
$58.0
$56.9
$40.9
2018
2019
2020

Consolidated Net Income



(in millions)
50.0
40.0
30.0
20.0
10.0
0.0
$34.8
$39.6
$14.8
2018
2019
2020

(1) Consolidated Adjusted EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. Consolidated Adjusted EBITDA is defined as net income before long-lived asset impairment charges and income taxes plus interest expense and depreciation, depletion and amortization expense. See non-GAAP explanations and reconciliations to GAAP measures beginning on page 42.

Non-GAAP Disclosure

This presentation contains non-GAAP financial measures. Included in this presentation are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Consolidated Adjusted EBITDA and Segment Adjusted EBITDA are measures of operating profit (loss) and net income (loss) that differs from financial results measured in accordance with GAAP. Consolidated Adjusted EBITDA, Segment Adjusted EBITDA and net cash (debt) in this presentation are provided solely as supplemental non-GAAP disclosures of operating results. Management believes these non-GAAP financial measures assist investors in understanding the results of operations of NACCO Industries, Inc. and its subsidiaries and aid in understanding comparability of results. In addition, management evaluates results using these non-GAAP financial measures.

NACCO defines non-GAAP measures as follows:

- Consolidated Adjusted EBITDA is defined as net income before long-lived asset impairment charges and income taxes plus net interest expense and depreciation, depletion and amortization expense;
- Segment Adjusted EBITDA segment operating profit (loss) before long-lived asset impairment charges and depreciation, depletion and amortization expense;
- Net Cash (Debt) is defined as Cash minus Debt.

NACCO Industries FY 2020 Results and Non-GAAP Reconciliation

	Coal Mining	NAMining	Minerals Mgmt.	Unallocated	Elims	Consol.
Revenue	$72,088	$42,392	$14,721	$2,133	($2,902)	$128,432
Gross Profit	$1,636	$3,126	$12,379	($72)	($100)	$16,969
Earnings of Unconsolidated Operations	56,584	3,619	-	-	-	60,203
Operating Expenses[1]	32,784	4,873	8,886	17,184	(3)	63,724
Operating Profit (Loss)	$25,436	$1,872	$3,493	($17,256)	($97)	$13,448
Operating Profit (Loss)	$25,436	$1,872	$3,493	($17,256)	($97)	$13,448
Long-lived asset impairment charges	1,082	-	7,277	-	-	8,359
Depreciation, Depletion and Amortization	14,213	2,470	1,308	123	-	18,114
Segment Adjusted EBITDA[2]	$40,731	$4,342	$12,078	($17,133)	($97)	39,921
Other income						964
Consolidated adjusted EBITDA[2]						$40,885

[1] Operating Expenses consist of Selling, general and administrative expenses, Amortization of intangible asset, Gain on sale of assets and Asset impairment charges.

[2] Consolidated Adjusted EBITDA and Segment Adjusted EBITDA are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. NACCO defines Consolidated Adjusted EBITDA as net income before long-lived asset impairment charges and income taxes, plus net interest expense and depreciation, depletion and amortization expense and Segment Adjusted EBITDA is defined as operating profit (loss) plus long-lived asset impairment charges and depreciation, depletion and amortization expense. Consolidated Adjusted EBITDA and Segment Adjusted EBITDA are not measures under U.S. GAAP and are not necessarily comparable with similarly titled measures of other companies

NACCO Industries FY 2019 Results and Non-GAAP Reconciliation

	Coal Mining	NAMining	Minerals Mgmt.	Unallocated	Elims	Consol.
Revenue	$68,701	$42,823	$30,119	$790	($1,443)	$140,990
Gross Profit	$3,271	$1,125	$26,654	($165)	$243	$31,128
Earnings of Unconsolidated Operations	60,678	3,205	-	-	-	63,883
Operating Expenses[(1)]	29,829	4,894	933	20,548	(13)	56,191
Operating Profit (Loss)	$34,120	($564)	$25,721	($20,713)	$256	$38,820
Operating Profit (Loss)	$34,120	($564)	$25,721	($20,713)	$256	$38,820
Long-lived asset impairment charges	-	-	-	-	-	-
Depreciation, Depletion and Amortization	12,409	2,223	1,362	246	-	16,240
Segment Adjusted EBITDA[(2)]	$46,529	$1,659	$27,083	($20,467)	$256	55,060
Other income						1,835
Consolidated adjusted EBITDA[(2)]						$56,895

[(1)] Operating Expenses consist of Selling, general and administrative expenses, Amortization of intangible asset, Gain on sale of assets and Asset impairment charges.

[(2)] Consolidated Adjusted EBITDA and Segment Adjusted EBITDA are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. NACCO defines Consolidated Adjusted EBITDA as net income before long-lived asset impairment charges and income taxes, plus net interest expense and depreciation, depletion and amortization expense and Segment Adjusted EBITDA is defined as operating profit (loss) plus long-lived asset impairment charges and depreciation, depletion and amortization expense. Consolidated Adjusted EBITDA and Segment Adjusted EBITDA are not measures under U.S. GAAP and are not necessarily comparable with similarly titled measures of other companies